================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 19, 2005

                             BSD MEDICAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                Delaware                0-10783            75-1590407
      ----------------------------    ------------     -------------------
      (State or other jurisdiction    (Commission       (I.R.S. Employer
            of incorporation)         File Number)     Identification No.)

       2188 West 2200 South Salt Lake City, Utah             84119
       -----------------------------------------           ----------
        (Address of principal executive offices)           (Zip Code)

        Registrant's telephone number, including area code (801) 972-5555

                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 7.01     REGULATION FD DISCLOSURE.

BSD Medical Corporation issued a press release on May 19,2005. A copy of the press release is hereby furnished as Exhibit 99.1 attached hereto.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

99.1     Press Release of BSD Medical Corporation dated May 19, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       BSD MEDICAL CORPORATION
                                                       (Registrant)


Date May 19, 2005
                                                       By: /s/  HYRUM A. MEAD
                                                           ------------------
                                                           Hyrum A. Mead
                                                           President